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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2006


                         ADVANCED MATERIALS GROUP, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      0-16401                  33-0215295
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

          3303 LEE PARKWAY, SUITE 105, DALLAS, TEXAS                  75219
         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (682) 605-1000


                                 NOT APPLICABLE.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEEMENT

         On January 2, 2006, Advanced Materials Group, Inc., a Nevada corporation (the "Company"), entered into an at-will employment arrangement with Ricardo G. Brutocao, the Company's new Chief Executive Officer. Mr. Brutocao has an unwritten agreement to be compensated by the Company at the rate of $125,000 per year in accordance with the Company's normal practices. Mr. Brutocao currently will not be covered by any of the Company's employee benefit plans. In addition, the employment arrangement does not include any severance arrangements.

         Prior to being elected Chief Executive Officer, Mr. Brutocao had been providing consulting services to the Company since August 2005, for a consulting fee of $8,333 per month. As a result of being elected Chief Executive Officer, that consulting arrangement has been terminated.


ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         As described in Item 1.01 of this report, Mr. Brutocao's previous consulting arrangement with the Company has been terminated without penalty to either party.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On January 2, 2006, the board of directors of the Company elected Ricardo G. Brutocao as Chief Executive Officer to fill the Company's previously announced vacancy at that position. Mr. Brutocao, who already serves as a director of the Company, will serve in this capacity on a part-time basis.

         Mr. William G. Mortensen remains in his position as the Company's President and Chief Financial Officer.

         Mr. Brutocao also serves as the President and a director of Centergistic Solutions, Inc., a maker of performance management software, positions Mr. Brutocao has held since 2001. From 2000 to 2001, Mr. Brutocao was the interim Chief Executive Officer of ZLand, Inc., a software company.

         The details of Mr. Brutocao's employment arrangement are described in
Item 1.01 of this report.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 2006              ADVANCED MATERIALS GROUP, INC.


                                   By:         /s/ WILLIAM G. MORTENSEN
                                        ---------------------------------------
                                                 William G. Mortensen
                                        President and Chief Financial Officer



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